UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 5, 2007

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    001-09097                        31-1095548
(State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
     of incorporation)


         2875 Needmore Road, Dayton, Ohio                        45414
     (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code: (937) 276-3931


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.02. Results of Operations and Financial Condition

         On September 5, 2007, REX Stores Corporation issued a press release announcing financial results for the three month period ended July 31, 2007. The press release is furnished as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits

           (c) Exhibits. The following exhibits are furnished with this report:

                99 Press Release dated  September 5, 2007





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REX STORES CORPORATION


Date: September 5, 2007                        By: /s/ DOUGLAS L. BRUGGEMAN
                                              --------------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President - Finance,
                                                     Chief Financial Officer
                                                     and Treasurer